Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACTS:

Amneal

Apurva Saraf

(631) 742-7674

Impax

Mark Donohue

(215) 558-4526

AMNEAL AND IMPAX RECEIVE FTC CLEARANCE FOR BUSINESS COMBINATION

BRIDGEWATER, NJ, April 27, 2018 – Amneal Pharmaceuticals LLC and Impax Laboratories, Inc. (NASDAQ: IPXL) today announced that the U.S. Federal Trade Commission (FTC) has cleared the Amneal and Impax business combination, subject to Amneal and Impax’s agreement to divest certain products.

The parties have now obtained all regulatory approvals required to close the transaction. Accordingly, the parties expect to consummate the business combination after-market close on May 4, 2018. Shares of Impax (IPXL) are expected to cease trading on the NASDAQ stock exchange following the closing of the business combination on May 4, and the new combined company, Amneal Pharmaceuticals, Inc. (the “Company”), will begin trading on the New York Stock Exchange (NYSE) under the ticker “AMRX” on May 7, 2018. The Company will hold an investor call pre-market open on May 7. Pursuant to the business combination agreement, each share of Impax common stock will be converted into the right to receive one share of Amneal Class A common stock.

Under the terms of the consent order with the FTC, Amneal and Impax have agreed to divest a number of marketed and pipeline products to ANI Pharmaceuticals, Inc. (NASDAQ: ANIP), G&W Laboratories, Inc. and Perrigo Company plc (NYSE; TASE: PRGO).

Subject to the consummation of the transaction between Amneal and Impax, ANI will acquire the following Impax products:

•	Felbamate Tablets

•	Ezetimibe; Simvastatin Tablets

•	Desipramine Tablets

•	Approved but not commercialized Aspirin; Dipyridamole ER Capsules

•	Approved but not commercialized Methylphenidate ER Tablets

•	Pending application for Diclofenac; Misoprostol DR Tablets

•	Development product Erythromycin Tablets

Subject to the consummation of the transaction between Amneal and Impax, Impax’s interests in the following product will be sold to G&W, who owns the relevant marketing authorizations:

•	Fluocinonide Topical Cream (emulsified base) 0.05%

Subject to the consummation of the transaction between Amneal and Impax, Impax’s interests in the following products will be sold to Perrigo, who owns the relevant marketing authorizations:

•	Azelastine Nasal Spray 0.15%

•	Olopatadine Nasal Spray

About Amneal

Amneal Pharmaceuticals LLC, a privately-held company headquartered in Bridgewater, New Jersey, is one of the largest and fastest growing generic pharmaceutical manufacturers in the United States. Founded in 2002, Amneal now has more than 5,000 employees in its operations in North America, Asia, and Europe, working together to bring high-quality, affordable medicines to patients worldwide. Amneal has significantly expanded its portfolio of generic products to include complex dosage forms in a broad range of therapeutic areas. For more information, visit www.amneal.com.

About Impax

Impax Laboratories, Inc. is a specialty pharmaceutical company applying its formulation expertise and drug delivery technology to the development of controlled-release and specialty generics in addition to the development of central nervous system disorder branded products. Impax markets its generic products through its Impax Generics division and markets its branded products through the Impax Specialty Pharma division. Additionally, where strategically appropriate, Impax develops marketing partnerships to fully leverage its technology platform and pursues partnership opportunities that offer alternative dosage form technologies, such as injectables, nasal sprays, inhalers, patches, creams, and ointments. For more information, please visit Impax’s web site at: www.impaxlabs.com.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on our beliefs and assumptions. These forward-looking statements are identified by terms and phrases such as: anticipate, believe, intend, estimate, expect, continue, should, could, may, plan, project, predict, will, target, potential, forecast, and the negative thereof and similar expressions. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. Impax cautions readers that these and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: (i) the risk that a condition to effecting the transaction contemplated by the Business Combination Agreement dated as of October 17, 2017, by and among Impax Laboratories, Inc. (“Impax”), Amneal Pharmaceuticals LLC (“Amneal”), Atlas Holdings, Inc. (“Holdco”), and K2 Merger Sub Corporation, as amended by Amendment No. 1, dated as of November 21, 2017, and Amendment No. 2, dated as of December 16, 2017, may not be satisfied; (ii) the ability of Impax and Amneal to integrate their businesses successfully and to achieve anticipated synergies, (iii) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, (iv) potential litigation relating to the proposed transaction that could be instituted against Impax, Amneal or their respective directors, (v) possible disruptions from the proposed transaction that could harm Impax’s and/or Amneal’s business, including current plans and operations, (vi) the ability of Impax or Amneal to retain, attract and hire key personnel, (vii) potential adverse reactions or changes to relationships with clients, employees, suppliers or other parties resulting from the announcement or completion of the transaction, (viii) potential business uncertainty, including changes to existing business relationships, during the pendency of the business combination that could affect Impax’s or Amneal’s financial performance, (ix) certain restrictions during the pendency of the transaction that may impact Impax’s or Amneal’s ability to pursue certain business opportunities or strategic transactions, (x) continued availability of capital and financing and rating agency actions, (xi) legislative, regulatory and economic developments; (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors; and (xiii) such other factors as are set forth in Impax’s periodic public filings with the Securities and Exchange Commission (the SEC”), including but not limited to those described under the headings “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Information” in Impax’s Form 10-K for the fiscal year ended December 31, 2017, in the Form S-4 filed by Holdco, in the definitive proxy statement on Schedule 14A filed by Impax and in Impax’s other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. While the list of factors presented here is, and the list of factors to be presented in the proxy statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Impax’s or Amneal’s consolidated financial condition, results of operations, credit rating or liquidity. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Impax has described. All such factors are difficult to predict and beyond our control. All forward-looking statements included in this document are based upon information available to Impax on the date hereof, and unless legally required, Impax disclaims and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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